Comprehensive Income (Loss)	6 Months Ended
Jun. 30, 2011
Comprehensive Loss
Comprehensive Income (Loss)

2. Comprehensive Income (Loss)

        Comprehensive income (loss) is comprised of consolidated net loss and other comprehensive income attributable to UHS. Other comprehensive loss includes unrealized gains from derivatives designated as cash flow hedges. Accumulated other comprehensive loss is displayed separately on the balance sheets. A reconciliation of net loss to comprehensive income (loss) is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2011	2010	2011	2010
Net loss attributable to UHS	$(1,413)	$(5,140)	$(7,555)	$(7,420)
Unrealized gain on cash flow hedge, net of tax	1,583	674	3,284	766

Comprehensive income (loss)	$170	$(4,466)	$(4,271)	$(6,654)